SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2004
                                                         -----------------


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    0-10652                  94-2751350
----------------------------        -------------         ----------------------
(State or other jurisdiction        (File Number)            (I.R.S. Employer
     of incorporation)                                    identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

      Item 8.01:   Other Events

      On November 22, 2004, the registrant issued a Press Release, "North Valley Bancorp declares cash dividend of $.10 (ten cents) per common share". Attached hereto as Exhibit 99.71 and incorporated herein by this reference is said Press Release dated November 22, 2004.


      Item 9.01:   Financial Statements and Exhibits

             (c)   Exhibits
                   --------

                  (99.71) News Release of North Valley Bancorp dated November 22, 2004
                           ------------------------------------------


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NORTH VALLEY BANCORP


                                               By: /s/ EDWARD J. CZAJKA
                                                   -----------------------------
                                                   Edward J. Czajka
Dated: November 22, 2004                           EVP & Chief Financial Officer

                                       2